                                                                   Exhibit 10.21

FORM CD-450                              U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                                         [  ] GRANT   [ X ] COOPERATIVE AGREEMENT
DAO 203-26
             FINANCIAL ASSISTANCE AWARD                                              ACCOUNTING CODE
                                                                                        ***SEE BELOW
------------------------------------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                                        AWARD NUMBER
 Real Education                                                                         7ONANB8H4037
------------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                                        FEDERAL SHARE OF COST
 10200 East Girard Ave., 4th Floor                                                    $     $1,877,800
------------------------------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                                 RECIPIENT SHARE OF COST
 Denver Colorado, 80231                                                               $     $508,000
------------------------------------------------------------------------------------------------------------------------------------
AWARD PERIOD                                                                          TOTAL ESTIMATED COST
 November 1, 1998 - October 31, 2001                                                  $     $2,385,800
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
 NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
 BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
------------------------------------------------------------------------------------------------------------------------------------

AUTHORITY
 P.L. 100-418, Section 5131 (codified at 15 USC 278n) as modified by P.L. 102-245.
------------------------------------------------------------------------------------------------------------------------------------
PROJECT TITLE
"Real Adaptive Intelligent Learning Systems (RAILS)" under Advanced Technology Program - (ATP) 98-09
------------------------------------------------------------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding.  By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the
Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the
Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[ X ]   Department of Commerce Financial Assistance Standard Terms and Conditions

[ X ]   Special Award Conditions

[ X ]   Line Item Budget

[   ]   OMB Circular A-21, Cost Principles for Educational Institutions

[   ]   OMB Circular A-87, Cost Principles for State and Local Governments

[ X ]   OMB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit
        Organizations Uniform Administrative Requirements

[   ]   OMB Circular A-122, Cost Principles for Nonprofit Organizations

[   ]   15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments

[   ]   15 CFR Part 29a, Audit Requirements for State and Local Governments

[   ]   15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

[ X ]   48 CFR Part 31, Contract Cost Principles and Procedures

[ X ]   Other(s):  General Terms and Conditions Advanced Technology Program - 9/98 Specific Audit Guidelines for Advanced Technology
------------------------------------------------------------------------------------------------------------------------------------
Program - Single 11/96 **ACCOUNTING CODE:CC: 8/472-0346 Obj. Cl. 4110 Req. No. 8/472-2247 $712,600.00
------------------------------------------------------------------------------------------------------------------------------------
B-AE93-N-C-F-N-A-08-91007 EIN: 84-1351729 472/R.Sies
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                      TITLE                                           DATE
 Shamim Shaikh  /s/ Shamim Shaikh                                       Grants Officer                                  9/30/98
------------------------------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL               TITLE                                           DATE
               /s/ Illegible                                            President and CEO                               10/09/98
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC FORM                                                                                 ORIGINAL

FORM CD-450                              U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                                         [  ] GRANT   [ X ] COOPERATIVE AGREEMENT
DAO 203-26
             FINANCIAL ASSISTANCE AWARD                                              ACCOUNTING CODE
                                                                                        ***SEE BELOW
------------------------------------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                                        AWARD NUMBER
 Real Education                                                                         7ONANB8H4037
------------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                                        FEDERAL SHARE OF COST
 10200 East Girard Ave., 4th Floor                                                    $     $1,877,800
------------------------------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                                 RECIPIENT SHARE OF COST
 Denver Colorado, 80231                                                               $     $508,000
------------------------------------------------------------------------------------------------------------------------------------
AWARD PERIOD                                                                          TOTAL ESTIMATED COST
 November 1, 1998 - October 31, 2001                                                  $     $2,385,800
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
 NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
 BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
------------------------------------------------------------------------------------------------------------------------------------

AUTHORITY
 P.L. 100-418, Section 5131 (codified at 15 USC 278n) as modified by P.L. 102-245.
------------------------------------------------------------------------------------------------------------------------------------
PROJECT TITLE
"Real Adaptive Intelligent Learning Systems (RAILS)" under Advanced Technology Program - (ATP) 98-09
------------------------------------------------------------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding.  By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the
Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the
Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[ X ]   Department of Commerce Financial Assistance Standard Terms and Conditions

[ X ]   Special Award Conditions

[ X ]   Line Item Budget

[   ]   OMB Circular A-21, Cost Principles for Educational Institutions

[   ]   OMB Circular A-87, Cost Principles for State and Local Governments

[ X ]   OMB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit
        Organizations Uniform Administrative Requirements

[   ]   OMB Circular A-122, Cost Principles for Nonprofit Organizations

[   ]   15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments

[   ]   15 CFR Part 29a, Audit Requirements for State and Local Governments

[   ]   15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

[ X ]   48 CFR Part 31, Contract Cost Principles and Procedures

[ X ]   Other(s):  General Terms and Conditions Advanced Technology Program - 9/98 Specific Audit Guidelines for Advanced Technology
------------------------------------------------------------------------------------------------------------------------------------
Program - Single 11/96 **ACCOUNTING CODE:CC: 8/472-0346 Obj. Cl. 4110 Req. No. 8/472-2247 $712,600.00
------------------------------------------------------------------------------------------------------------------------------------
B-AE93-N-C-F-N-A-08-91007 EIN: 84-1351729 472/R.Sies
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                      TITLE                                           DATE
 Shamim Shaikh  /s/ Shamim Shaikh                                       Grants Officer                                  9/30/98
------------------------------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL               TITLE                                           DATE
               /s/ Illegible                                            President and CEO                               10/09/98
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC FORM                                                                                 ORIGINAL

                           SPECIAL AWARD CONDITIONS
                     ADVANCED TECHNOLOGY PROGRAM -- SINGLE
                                REAL EDUCATION
                    COOPERATIVE AGREEMENT NO. 70NANB8H4037


1. RECIPIENT ADMINISTRATOR CONTACT

The Recipient Administrator Contact's name, title, address, and telephone number are:

(Technical)        Daniel Bell
                   (303) 873-7400
(Administrative)   John Helmick, (303) 873-7400
                   10200 East Girard Ave., 4th Floor
                   Denver, CO  80231

2. GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                          Shamim Shaikh
         National Institute of Standards and Technology
                      Bldg. 301, Room B129
                   Gaithersburg, MD 20899-0001
                         (301) 975-6558

3. GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                                  Tim Moffatt
                National Institute of Standards and Technology
                             Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001
                                (301) 975-6672

4. PROJECT MANAGEMENT

a. The Technical Project, Manager's name, address, and telephone number are:

                                  Roger Sies
                National Institute of Standards and Technology
                             Bldg. 101, Room A430
                          Gaithersburg, MD 20899-0001
                                (301) 975-3540

b. The Business Project Manager's name, address, and telephone number are:

c.

                                Richard Morris
                National Institute of Standards and Technology
                             Bldg. 101, Room A421
                          Gaithersburg, MD 20899-0001
                                (301) 975-4695



5. PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated May 8, 1998 and revised budget dated August 9, 1998.

6. FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three-year
                                                                   ----------
period (referred to as the "project period") for a total amount of
$1,877,800 in Federal funds. However, Federal funding available at this time is
----------
limited to $712,600 for the first year period (referred to as the "budget
           --------
period"). Receipt of any additional funding up to the level projected under the award is contingent upon the availability of funds from Congress satisfactory performance, and will be at the sole discretion of the National Institute of Standards and Technology (NIST). The Recipient may not obligate, incur any any expenditures, nor engage any commitments which involve any amount in excess of the Federal amount presently available. No legal liability exists or will result on the part of the Federal Government for payment of a portion of the remaining funds which have not been made available under the award. If additional funds are not made available, any expenses incurred related to closeout activities must be funded from the amount already made available under this award. The notice of availability or non-availability additional funding for the second
and third years will be made writing by the Grants Officer. Only      ------
    -----                            ---------------------
the Grants Officer is authorized to obligate funds. No other verbal or written notification should be relied upon by the Recipient. The Grants Officer written notification shall be made prior to or no later than 30 days after the expiration of each year's activities.

Anticipated Future Funding:

Year 2: $582,600 (From 11/01/99 to 10/31/00)
Year 3: $582,600 (From 11/01/00 to 10/31/01)

7. COST SHARE

For the first year period, the direct costs only cost sharing ratio applicable
                               -----------------
to this award is the Recipient's contribution of 15.42% ($130,000) and NIST's contribution of 84.58% ($712,600). Recipient's must meet or exceed the cost share ratio on a quarterly financial reporting basis.



Special Award Conditions/ATP-SR/8-98

                                                         YEAR ONE         YEAR TWO         YEAR THREE           TOTAL
                                                         --------         --------         ----------        -----------
1. OBJECT CLASS CATEGORY
   A.  Technical Personnel Salaries/Wages                $457,000         $457,000          $457,000          $1,371,000
   B.  Technical Personnel Fringe Benefits                 91,400           91,400            91,400             274,200
   C.  Administrative Personnel Salaries/Wages             61,000           61,000            61,000             183,000
   D.  Administrative Personnel Fringe Benefits            12,200           12,200            12,200              36,600
   E.  Travel
   F.  Equipment                                           71,000                0                 0              71,000
   G.  Materials/Supplies
   H.  Subcontracts                                       150,000          150,000           150,000             450,000
   I.  Other
   J.  Total Direct Costs (Line A thru I)                 842,600          771,600           771,600           2,385,800
   K.  Total Direct Costs Requested From ATP              712,600          582,600           582,600           1,877,800
   L.  Total Direct Costs Shared by Proposer (If Any)    $130,000         $189,000          $189,000          $  508,000
   M.  Total Indirect Costs Absorbed by Proposer         $ 89,620         $ 80,120          $ 87,620          $  257,360
   N.  Total Costs (Lines J + M)                         $932,220         $851,720          $859,220          $2,643,160

2. SOURCES OF FUNDS
   A.  ATP (Same as Line K)                              $712,600         $582,600          $582,600          $1,877,800
   B.  Real Education                                     219,620          269,120           276,620             765,360
   C.
   D.
   E.  Total Sources of Funds (Same as Line N)           $932,220         $851,720          $859,220          $2,643,160

3. TASKS
   A.  Smart Search                                      $754,560         $                 $                 $  754,560
   B.  IMS Meta Tag (Phase I)                             170,160                                                170,160
   C.  Automatic Course Content Creator                                    769,860                               769,860
   D.  IMS Meta Tag (Phase II)                                              81,860                                81,860
   E.  ITS Knowledge-Base Generator                                                          851,720             851,720
   F.  Audit                                                7,500                              7,500             150,000
   G
   H.
   I.  Total Costs of All Tasks (Same as Line N)         $932,220         $851,720          $859,220          $2,643,160
------------------------------------------------------------------------------------------------------------------------

NIST-1262 (REV. 9-97) (PAGE 3)
ELECTRONIC INFORMS